EXHIBIT 99.1
TechTeam Global, Inc. Global Provider of IT and Business Process Outsourcing Solutions

Safe Harbor Statement This presentation may contain "forward-looking statements" regarding TechTeam's business and growth strategies, including statements regarding TechTeam's objectives, expectations, intentions, beliefs or strategies, or statements containing words such as "believe," "project," "expect," "intend," "may," "anticipate," "plans," "seeks" or similar expressions. It is important to note that TechTeam's actual results could differ materially from those in such forward-looking statements, and undue reliance should not be placed on such statements. Among the important factors that could cause such actual results to differ materially are (i) difficulties or delays in implementing TechTeam's service offerings, (ii) failure to achieve sales, marketing and other objectives, (iii) rapid technological change, (iv) loss of significant customers, (v) risks inherent in conducting business abroad, (vi) inability of the company to execute its acquisition strategy, and (vii) other risk factors listed from time to time in TechTeam's registration statements and reports as filed with the U.S. Securities and Exchange Commission including, but not limited to, the Company's most recent Annual Report on Form 10-K. All forward-looking statements that may be contained in this presentation are made as of February 15, 2007, and TechTeam undertakes no obligation to update any such forward-looking statements.

Company Overview

Company Profile Key Success Factors: Technical Ability: Integrate service lines into a flexible, complete single- point-of-contact (SPOC) solution Commitment to Quality: ISO 9001 certified since 1995 Experience: Over 25 years of delivering IT service solutions Partnerships: Provide IT support solutions to some of the world's best companies Global provider of IT and business process outsourcing solutions to the Fortune 1000, government agencies and service organizations

Operating Segments 2006 Revenue: $167.4MM ITO GTS ITCSI Other East 51.7 28.3 14.3 5.7 Government Technology Services 28.3% IT Outsourcing Services 51.7% IT Consulting & Systems Integration 14.3% Other Services 5.7% Americas EMEA Govt East 63.5 56.5 47.4 Americas $63.5MM EMEA $56.5MM Government $47.4MM By Reporting Segment By Market Segment

Selected Clients Automotive Hospitality Services Other Government Manufacturing Consumer Products Healthcare Technology

Global Presence Detroit, MI Irving, TX Tampa, FL Omaha, NE Colorado Springs, CO Irvine, CA Mesa, AZ Henderson, NV Edmonton, AB Canada Uxbridge, England Cologne, Germany Gothenburg, Sweden Davenport, IA Chicago, IL Nashville, TN Bucharest, Romania Brussels, Belgium Portsmouth, RI Edison, NJ Baltimore, MD Washington, DC Greenville, SC Chantilly, VA Germantown, MD Gent, Belgium Stockholm, Sweden Poland

Strategic Vision Low-risk expansion into international markets driven by customer need for multinational, multilingual support Support for additional languages allows more compelling offering Improved lead development in countries where we do not currently conduct business Higher value proposition for existing domestic commercial and government customers Enhanced competitive position with current multi-national customers with a stronger service portfolio Strategic Synergies Expanded services solutions creates a more compelling value- add offering for domestic and international customers Higher value / higher margin products and services Stickier relationships Service Expansion Combined Impact Deeper Customer Relationships and Broader Geographical Reach Geographic Expansion Enhanced competitive position with potential domestic and multinational customers Additional multilingual bases of operation Low-risk strategy for growth

Configuration Management Release Management Change Management Problem Management Incident Management Value-Added Service Expansion TechTeam Strategic Expansion Increased Value-add of Solutions Increasing Value to the Customer Service Desk Tools Asset Management Tool

Argentina Philippines Thailand Japan Poland Brazil Mexico Australia China Geographic Initiatives Potential new locations adopting a "follow the customer" model Switzerland

TechTeam

The SQM Acquisition: Strategic & Attractive

Strong Strategic Fit

- Provides TechTeam a stronger Nordic language IT service capability
- Expands current European sales footprint within a captive and growing Nordic market

Significant Business Potential

- Expand service offering for TechTeam and SQM customers
- Adds over ten Nordic customers and access to many other Nordic-based multinational clients
- ITIL benchmark tool & consulting practice

Straightforward Integration

- Management appreciates value of larger TTG structure
- Leverage sales and marketing expertise to expand sales of higher value-add services
- No staff reductions and no additions

Financially Attractive

- 2006 Revenue: ~$11.5MM
- 2007 Revenue target for earn-out: ~$13.4MM
- Purchase price: $5.1MM ($5.7MM if earn-out achieved)
- Accretive to earnings in 2007

11

2006 Accomplishments Momentum going into 2007 Leadership team in place with board support Legacy issues resolved New discipline in business development Deepening relationships with existing clients Opportunity for international growth Improving financial trend 2007 Expectations Organic revenue growth in low double digits Modest gross margin improvement over 2006 Modest SG&A improvement over 2006

Financial Overview

4Q05 1Q06 2Q06 3Q06 4Q06 40.9 40.6 40.9 42 43.9 ($MM) Total Revenue

1999 2000 2001 2002 2003 2004 2005 2006 6.4 10.2 12.5 17.2 27.9 41.2 50 56.5 ($MM) CAGR: 36.5% European Revenue

Revenue from Ford 2000 2001 2002 2003 2004 2005 2006 East 40.1 41.2 43.3 45.4 47.9 45.7 44.1 2000 2001 2002 2003 2004 2005 2006 East 0.414 0.552 0.559 0.529 0.374 0.274 0.264 ($MM) Ford revenue has remained in the $40-50MM range... ....yet declined as a percentage of total revenue.

Gross Profit Margin 4Q05 1Q06 2Q06 3Q06 4Q06 East 0.245 0.247 0.238 0.247 0.256 (% of total revenue)

Net Income 4Q05 1Q06 2Q06 3Q06 4Q06 East 911 337 -75 370 1202 (000s)

Strong Balance Sheet 10,385,993 Common shares outstanding 3.7% Debt/total capitalization $4.83 per common share Net current assets $2.49 per common share Net cash per share (net of debt) $29.1 million Cash and cash equivalents December 31, 2006

Summary Positive story Increased discipline New leadership in management and board Improving fundamentals Strategy taking shape Low risk expansion into new geographies Adding additional names to internationally-recognized client base Solid financial position Legacy issues resolved Momentum into 2007 Solid revenue growth in low double digits Improving margins

Q&A

Appendices

TechTeam Global and Subsidiaries TechTeam Global, Inc. (Southfield & Dearborn, MI; Davenport, IA) TechTeam Cyntergy, LLC (Southfield, MI; Bethesda, MD) TechTeam Global NV/SA (Brussels, Belgium) TechTeam Global AB (Gothenberg, Sweden) TechTeam Global Ltd. (Uxbridge and Essex, United Kingdom) TechTeam Global GmbH (Cologne, Germany) TechTeam Global SRL (Bucharest, Romania) TechTeam A.N.E. NV/SA (Gent, Belgium) TechTeam Government Solutions, Inc. (Chantilly, VA; Bethesda, MD; Germantown, MD; and Portsmouth, RI) TechTeam Akela SRL (Bucharest, Romania) TechTeam SQM AB (Stockholm, Sweden)

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 30.2 30.5 34 33.3 42 42.3 41.3 40.9 40.6 40.9 42 43.9 ($MM) Appendix - Total Revenue

Appendix - Gross Profit Margin 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 East 0.237 0.262 0.232 0.227 0.255 0.26 0.25 0.245 0.247 0.238 0.247 0.256 (% of total revenue)

Appendix - Operating Income 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 East 1252 1746 2112 1438 2418 2130 1737 907 336 -166 417 1574 (000s)

Appendix - Net Income 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 East 624 1077 1518 1506 1750 1578 1229 911 337 -75 370 1202 (000s)

Appendix - Additional Financials 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 East 0.196 0.205 0.17 0.183 0.197 0.21 0.208 0.223 0.239 0.242 0.237 0.22 SG&A Expense as a Percent of Revenue

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 Revenue 2040 2769 3268 3228 3864 3552 2971 2509 2142 991 1703 2866 Appendix - Additional Financials EBITDA (000s)

Appendix - Additional Financials 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 East 0.068 0.091 0.096 0.097 0.092 0.084 0.072 0.061 0.053 0.024 0.041 0.065 EBITDA as a Percent of Revenue

Government Technology Services TechTeam Government Solutions (acquired December 2003) Sytel, Inc. (acquired January 2005) Professional Services Network Assessment, Planning & Design Security Systems Engineering & Technical Analysis Pre-System Deployment Audit & Analysis Network Design & Implementation Network Integration, Deployment & Migration Back Office & Desktop Relocations Storage/Backup Solutions Managed Network Services & Operations Service Desk Desktop Management Server & Network Management Systems Integration Services Network Implementation Application Development Data Warehouse Solutions Advanced Enterprise Solutions Enterprise Architecture & Portals e-Government Solutions e-Forms, e-Data Capture & e-Learning TechTeam Government Acquisitions